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[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

SEMIANNUAL REPORT

CLASS A SHARES

FEBRUARY 28, 2002
(UNAUDITED)

- CREDIT SUISSE
  GLOBAL TECHNOLOGY FUND

- CREDIT SUISSE
  GLOBAL HEALTH SCIENCES FUND

- CREDIT SUISSE
  GLOBAL FINANCIAL SERVICES FUND

MORE COMPLETE INFORMATION ABOUT THE FUNDS, INCLUDING CHARGES AND EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS DOCUMENT AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-927-2874 OR BY WRITING TO CREDIT SUISSE FUNDS, P.O. BOX 9030, BOSTON, MA 02205-9030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3147. CREDIT SUISSE FUNDS ARE ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

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THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR
REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF FEBRUARY 28, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

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CREDIT SUISSE GLOBAL TECHNOLOGY FUND
PORTFOLIO MANAGERS' LETTER
February 28, 2002

                                                                  March 28, 2002

Dear Shareholder:

     The Class A Shares of Credit Suisse Global Technology Fund(1),(2) (the "Fund") was down 11.39% for the period beginning November 30, 2001 (the inception date of the Fund's Class A Shares) and ending February 28, 2002. By comparison, the MSCI All Country World Free Growth Index(3) declined 1.87% in the same period. [Note: the Class A return is without the imposition of the front-end sales load of 5.75%; performance would have been lower had the sales charge been deducted].

     To obtain a prospectus for the Fund's Common Class Shares (inception date of December 4, 1996), please visit our Web site (www.CreditSuisseFunds.com) or contact your financial representative.

     The Fund was formerly known as the Credit Suisse Warburg Pincus Global Telecommunications Fund and assumed its current name effective December 12, 2001. Its investment policy and benchmark changed accordingly. We chose to do this because, in our view, market conditions had changed enough to make the Fund's previous focus on the telecommunications industry overly restrictive. Given the ever-growing overlap between telecom and technology, we felt that investors would be best served by a portfolio that allows for a much broader scope of opportunity, and not one whose fluctuation was ultimately tied to the shares of a shrinking universe of fixed-line telecom service providers.

     Our analysis of the Fund's performance compares the Fund to its new benchmark, the MSCI All Country World Free Growth Index, which was applicable for nearly the entire period under review.

     We attribute the Fund's underformance of the benchmark primarily to our stock selection in the U.S. The U.S. was (and is), by far, the portfolio's largest country exposure because of its prominent representation in the benchmark, as well as the simple fact that it provides the widest spectrum of publicly traded companies in the Fund's investment universe. (Note: U.S.-based companies accounted for approximately 61% of total portfolio assets at February 28.) Most of the portfolio's biggest individual holdings thus were located in the U.S.

     Our diversification within the U.S. was wide both in terms of industry subcategories and the total number of stocks held, in order to dampen the potential for downside risk. Unfortunately, many U.S. names fared relatively poorly in the context of a generally unfavorable environment for the Fund's core technology, media and telecommunications sectors. For the most part, they succumbed to concerns about access to capital that were exacerbated by

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accounting and corporate governance issues raised by the Enron scandal, or to deteriorating growth prospects for the wireless telecom business.

     To a lesser extent, performance was hurt by stock selection in Europe and Japan. In Europe, relative returns were poor in two countries (i.e., France and the U.K.) in which we owned shares of leading wireless telecom service providers that struggled under the burden of high indebtedness. Prominent names in software and wireless telecom were the culprits in Japan.

     On the plus side of the equation, some of our country weightings compared to the benchmark helped to partially offset the downside of stock selection. These notably included our significant overweights in South Korea and Mexico. Our willingness to keep cash reserves on the sidelines also proved helpful.

     Thank you for your support, and please feel free to call upon us at any time if you have questions.

Sincerely yours,

CREDIT SUISSE ASSET MANAGEMENT, LLC

Scott T. Lewis                  Vincent J. McBride
Co-Portfolio Manager            Co-Portfolio Manager

David Lefkowitz                 Naimish M. Shah
Associate Portfolio Manager     Associate Portfolio Manager

     INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN TECHNOLOGY, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT INVEST IN A BROADER MIX OF ISSUES.

            SUMMARY OF TOTAL RETURNS -- WITHOUT SALES CHARGE (2/28/2002)
            ------------------------------------------------------------
                  SINCE                              INCEPTION
                INCEPTION                               DATE
                ---------                            ----------
                 -11.39%                             11/30/2001

             SUMMARY OF TOTAL RETURNS -- WITH SALES CHARGE (2/28/2002)
            ------------------------------------------------------------
                  SINCE                              INCEPTION
                INCEPTION                               DATE
                ---------                            ----------
                 -16.47%                             11/30/2001

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(1)  Name changed from Credit Suisse Warburg Pincus Global Telecommunications
     Fund effective December 12, 2001.
(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(3) The Morgan Stanley Capital International All Country World Free Growth Index is a market-capitalization-weighted index of growth companies (with high price-book-value securities) listed on stock exchanges in and outside of the U.S., and is compiled by Morgan Stanley Capital International, Inc. In order to reflect changes to the fund's investment policy and name, it replaced the Morgan Stanley Capital International All Country World Free Telecommunication Services Index (gross of dividends) as the fund's benchmark effective December 12, 2001. Investors cannot invest directly in an index.

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CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
PORTFOLIO MANAGERS' LETTER
February 28, 2002

                                                                  March 28, 2002

Dear Shareholder:

     The Class A Shares of Credit Suisse Global Health Sciences Fund(1),(2) (the "Fund") was down 13.46% for the period beginning November 30, 2001 (the inception date of the Fund's Class A Shares) and ending February 28, 2002. By comparison, the MSCI World Healthcare Index(3) and the S&P 500 Index(4) had losses of 3.02% and 2.51%, respectively, for the three-month period. [Note: the Fund's return is without the imposition of the front-end sales load of 5.75%; performance shown would have been lower had the sales load been deducted].

     To obtain a Prospectus for the Fund's Common Class Shares (inception date of December 31, 1996), please visit our Web site (creditsuissefunds.com) or contact your financial representative.

     The period was a weak one for stocks. Within the health-care group, stocks of major drug companies had relatively good showings, while biotechnology stocks were the worst performers. The Fund was hampered by the lackluster environment for health-care stocks broadly and by its relatively large position in biotech and emerging-pharmaceutical companies.

     After rallying through much of the fourth quarter, biotech-type stocks were hurt early in 2002 by two company-specific concerns that tarnished the wider group. One relates to an Ireland-based specialty pharmaceutical company. Suspicions arose over its accounting practices, causing investors to worry about Enron-type problems within the biotech industry.

     In addition, in late December, a biotech company that focuses on cancer research announced that the FDA had declined to accept its "Fast Track" application to market a treatment for colorectal cancer. Investors reacted negatively to the news (the Fund had no exposure to either of these companies.) This setback aside, we believe that many compelling business models continue to exist among biotechnology and specialty pharmaceutical companies.

     We held what we consider to be a well-diversified portfolio of health-care stocks, with significant exposure to pharmaceutical, biotechnology, equipment, managed-care and a variety of other services companies. Our weighting in the major drug companies remained relatively light, reflecting our general concerns over the group's increased competition from generic-drug companies. However, we continued to favor certain large-cap pharmaceutical companies that in our view have compelling product-development pipelines

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as well as good patent protection on existing products. For example, one of our holdings offers a multi-year patented drug that accounts for about half of all sales among cholesterol-controlling treatments. We also continued to hold a number of smaller-cap and specialty-pharmaceutical stocks. In the mid-cap area, an example is a company whose main products include a treatment for hypertension.

     Elsewhere of note, we held certain laboratory and diagnostic names that we believe will continue to benefit from the general expansion of health-care services. These companies perform routine, but high-quantity, services such as blood testing, as well as niche-type and high-margin testing and screening services. We also continued to hold specific hospital names that we think should have fairly stable earnings growth over time.

     In terms of regional emphasis, we continued to heavily favor the U.S. The global aspect of our investment strategy is to attempt to identify companies well-positioned to benefit from the global growth of health care. In our view, the U.S. is home to a great number of such companies.

     Looking ahead, we believe that the global economy could continue to improve as 2002 progresses. To what extent any recovery helps corporate earnings remains to be seen. Regardless, we believe that the health-care industry's fundamentals should remain sound -- supported by demographic trends and by a high level of innovation -- and we will continue to focus on companies we believe have the best long-term prospects.

Sincerely yours,

CREDIT SUISSE ASSET MANAGEMENT, LLC

Peter T. Wen                    Susan L. Black
Co-Portfolio Manager            Co-Portfolio Manager

     INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN THE HEALTH SCIENCES, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT INVEST IN A BROADER MIX OF ISSUES.

          SUMMARY OF TOTAL RETURNS -- WITHOUT SALES CHARGE (2/28/2002)
          ------------------------------------------------------------
                  SINCE                              INCEPTION
                INCEPTION                               DATE
                ---------                            ----------
                 -13.46%                             11/30/2001

            SUMMARY OF TOTAL RETURNS -- WITH SALES CHARGE (2/28/2002)
            ---------------------------------------------------------
                  SINCE                              INCEPTION
                INCEPTION                               DATE
                ---------                            ----------
                 -18.46%                             11/30/2001

----------
(1) Name changed from Credit Suisse Warburg Pincus Global Health Sciences Fund effective December 12, 2001.
(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(3) The MSCI World Healthcare Index is a sector-level index based on global industry classification standards (GICS), and consists of all securities in the developed markets that are classified into the healthcare sector. Investors cannot invest directly in an index.
(4) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. Investors cannot invest directly in an index.

CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND
PORTFOLIO MANAGERS' LETTER
February 28, 2002

                                                                  March 28, 2002

Dear Shareholder:

     The Class A Shares of Credit Suisse Global Financial Services Fund(1),(2) (the "Fund") was down 2.72% for the period beginning November 30, 2001 (the inception date of the Fund's Class A Shares) and ending February 28, 2002. By comparison, the MSCI All Country World Index Free Financial Sector Index(3) and the S&P 500 Index(4) were down 3.42% and 2.51%, respectively, for the three-month period. [Note: the Fund's return is without the imposition of a front-end sales load of 5.75%; performance shown would have been lower had the sales load been deducted].

     To obtain a Prospectus for the Fund's Common Class Shares (inception date of December 28, 2000), please visit our Web site (CreditSuisseFunds.com) or contact your financial representative.

     The period was a generally poor one for stocks, with markets falling back in January and February after finishing 2001 on a strong note. Amid continued economic and profit uncertainty, the Fund struggled along with the broader stock market.

     In terms of basic strategy, we maintained what we would describe as a fairly concentrated portfolio, one consisting of about 30 stocks as of the end of the period. Given the generally high economic and profit uncertainty, we sought to heavily focus on companies we consider to have the healthiest balance sheets and business prospects.

     In terms of subsector allocation, one noteworthy overweighting for the Fund was insurance companies. We believe the industrys fundamentals are solid, and we view the group's valuations as, on the whole, attractive.

     Going forward, we believe that factors such as global macroeconomic coordination and favorable demographic trends should prove supportive of financial-services companies over the long term. And while we have some near-term concerns regarding a possible rise in interest rates, we also think that an improving global economy (a driver of rising rates) should help support the sector's fundamentals. For our part, we intend to maintain a relatively concentrated portfolio, though we will continue to look for opportunities to diversify, perhaps by adding more mid- and even small-cap names, should we deem them to have good potential.

Sincerely yours,

CREDIT SUISSE ASSET MANAGEMENT, LLC

D. Susan Everly                         Katharine O'Donovan
Co-Portfolio Manager                    Co-Portfolio Manager

Robert E. Rescoe                        Timothy M. Ryan
Co-Portfolio Manager                    Associate Portfolio Manager

     INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS BY INVESTING IN A GROUP OF RELATED INDUSTRIES (FINANCIAL-SERVICES SECTOR), IT IS SUBJECT TO INCREASED RISK. INVESTORS MAY WANT TO ONLY CONSIDER IT FOR THE AGGRESSIVE PORTION OF THEIR PORTFOLIO. THE FUND MAY NOT BE APPROPRIATE FOR EVERYONE.

          SUMMARY OF TOTAL RETURNS -- WITHOUT SALES CHARGE (2/28/2002)
          ------------------------------------------------------------
                  SINCE                              INCEPTION
                INCEPTION                               DATE
                ---------                            ----------
                 -2.72%                              11/30/2001

            SUMMARY OF TOTAL RETURNS -- WITH SALES CHARGE (2/28/2002)
            ---------------------------------------------------------
                  SINCE                              INCEPTION
                INCEPTION                               DATE
                ---------                            ----------
                 -8.36%                              11/30/2001

----------
(1) Name changed from Credit Suisse Warburg Pincus Global Financial Services Fund effective December 12, 2001.
(2) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(3) The MSCI All Country World Index Free Financial Sector Index is an unmanaged index (with no defined investment objective) of common stocks of financial companies. Investors cannot invest directly in an index.
(4) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. Investors cannot invest directly in an index.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS
February 28, 2002 (Unaudited)

                                                          NUMBER OF
                                                            SHARES          VALUE
                                                         -----------    ------------
COMMON STOCKS (95.9%)
AUSTRALIA (0.6%)
MEDIA (0.6%)
    News Corp., Ltd. ADR                                      31,600    $    686,984
                                                                        ------------
TOTAL AUSTRALIA                                                              686,984
                                                                        ------------
BELGIUM (0.0%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.0%)
    Telindus Group NV - Strip VVPR(1)                            305               1
                                                                        ------------
TOTAL BELGIUM                                                                      1
                                                                        ------------
BERMUDA (1.6%)
INDUSTRIAL CONGLOMERATES (1.6%)
    Tyco International, Ltd.                                  63,200       1,839,120
                                                                        ------------
TOTAL BERMUDA                                                              1,839,120
                                                                        ------------
CANADA (3.4%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.2%)
    AXXENT, Inc. Class B(1),(2),(3),(4)                      580,000               0
    BCE, Inc.                                                 62,000       1,293,719
                                                                        ------------
                                                                           1,293,719
                                                                        ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.2%)
    ATI Technologies, Inc.(1)                                205,000       2,437,450
                                                                        ------------
TOTAL CANADA                                                               3,731,169
                                                                        ------------
DENMARK (2.2%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (2.2%)
    TDC A/S(5)                                                79,800       2,480,110
                                                                        ------------
TOTAL DENMARK                                                              2,480,110
                                                                        ------------
FINLAND (1.4%)
COMMUNICATIONS EQUIPMENT (1.4%)
    Nokia Oyj ADR(5)                                          38,300         795,491
    Nokia Oyj Class A                                         37,000         786,342
                                                                        ------------
TOTAL FINLAND                                                              1,581,833
                                                                        ------------
FRANCE (1.4%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.4%)
    Orange SA(1)                                             273,100       1,596,883
                                                                        ------------
TOTAL FRANCE                                                               1,596,883
                                                                        ------------
INDONESIA (0.8%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.8%)
    PT Telekomunikasi Indonesia ADR                          131,500         920,500
                                                                        ------------
TOTAL INDONESIA                                                              920,500
                                                                        ------------

                 See Accompanying Notes to Financial Statements.

                                        9

                                                          NUMBER OF
                                                            SHARES          VALUE
                                                         -----------    ------------
JAPAN (5.7%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.1%)
    TDK Corp.                                                 27,500    $  1,249,393
                                                                        ------------
LEISURE EQUIPMENT & PRODUCTS (2.8%)
    Nintendo Co., Ltd.                                         8,500       1,253,802
    Sega Corp.(5)                                            119,300       1,863,157
                                                                        ------------
                                                                           3,116,959
                                                                        ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.8%)
    Rohm Co., Ltd.                                             5,900         853,092
                                                                        ------------
WIRELESS TELECOMMUNICATIONS SERVICES (1.0%)
    NTT DoCoMo, Inc.                                             109       1,132,150
                                                                        ------------
TOTAL JAPAN                                                                6,351,594
                                                                        ------------
MEXICO (2.7%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (2.7%)
    Telefonos de Mexico SA de CV ADR(5)                       78,200       2,994,278
                                                                        ------------
TOTAL MEXICO                                                               2,994,278
                                                                        ------------
NETHERLANDS (4.4%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.7%)
    Koninklijke (Royal) KPN NV                               394,977       1,885,886
                                                                        ------------
HOUSEHOLD DURABLES (1.5%)
    Koninklijke (Royal) Philips Electronics NV                63,100       1,648,318
                                                                        ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.2%)
    ASML Holding NV(1)                                        65,900       1,350,947
                                                                        ------------
TOTAL NETHERLANDS                                                          4,885,151
                                                                        ------------
PORTUGAL (2.3%)
WIRELESS TELECOMMUNICATIONS SERVICES (2.3%)
    Vodafone Telecel-Comunicacoes Pessoais SA(1)             343,100       2,522,576
                                                                        ------------
TOTAL PORTUGAL                                                             2,522,576
                                                                        ------------
SINGAPORE (0.7%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
    Flextronics International, Ltd.(1)                        57,810         828,995
                                                                        ------------
TOTAL SINGAPORE                                                              828,995
                                                                        ------------
SOUTH KOREA (5.4%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.5%)
    Samsung Electronics Co.                                   15,200       3,938,062
                                                                        ------------
WIRELESS TELECOMMUNICATIONS SERVICES (1.9%)
    SK Telecom Co., Ltd. ADR                                  95,400       2,094,030
                                                                        ------------
TOTAL SOUTH KOREA                                                          6,032,092
                                                                        ------------

                 See Accompanying Notes to Financial Statements.

                                       10

                                                          NUMBER OF
                                                            SHARES          VALUE
                                                         -----------    ------------
TAIWAN (2.2%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.2%)
    United Microelectronics Corp.                          1,969,950    $  2,508,383
                                                                        ------------
TOTAL TAIWAN                                                               2,508,383
                                                                        ------------
UNITED KINGDOM (2.3%)
DIVERSIFIED FINANCIALS (0.3%)
    Insignia Solutions, Inc. ADR(1)                          275,400         380,052
                                                                        ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.6%)
    BT Group PLC                                             183,300         663,059
                                                                        ------------
WIRELESS TELECOMMUNICATIONS SERVICES (1.4%)
    Vodafone Group PLC                                       833,600       1,576,979
                                                                        ------------
TOTAL UNITED KINGDOM                                                       2,620,090
                                                                        ------------
UNITED STATES (58.8%)
COMMERCIAL SERVICES & SUPPLIES (1.3%)
    Convergys Corp.(5)                                        46,500       1,417,785
                                                                        ------------
COMMUNICATIONS EQUIPMENT (7.1%)
    Cisco Systems, Inc.(1)                                   119,400       1,703,838
    Harris Corp.                                              92,100       3,154,425
    Intergrated Defense Technologies, Inc.(1)                 20,850         531,675
    Motorola, Inc.                                           108,700       1,413,100
    QUALCOMM, Inc.(1)                                         33,100       1,100,575
                                                                        ------------
                                                                           7,903,613
                                                                        ------------
COMPUTERS & PERIPHERALS (3.5%)
    Compaq Computer Corp.                                     97,600         989,664
    Dell Computer Corp.(1)                                    91,000       2,246,790
    International Business Machines Corp.                      6,900         677,028
                                                                        ------------
                                                                           3,913,482
                                                                        ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (3.8%)
    ALLTEL Corp.                                              10,200         567,630
    AT&T Corp.                                                39,100         607,614
    BellSouth Corp.                                           21,500         833,340
    SBC Communications, Inc.                                  23,000         870,320
    Verizon Communications, Inc.                              18,400         861,120
    WorldCom, Inc. - WorldCom Group(1)                        73,800         554,976
                                                                        ------------
                                                                           4,295,000
                                                                        ------------
ELECTRICAL EQUIPMENT (3.4%)
    Comverse Technology, Inc.(1)                              61,930         969,204
    Gentex Corp.(1)                                           42,400       1,287,264
    SPX Corp.(5)                                              12,300       1,556,073
                                                                        ------------
                                                                           3,812,541
                                                                        ------------

                 See Accompanying Notes to Financial Statements.

                                       11

                                                          NUMBER OF
                                                            SHARES          VALUE
                                                         -----------    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
    Sanmina Corp.(1)                                          95,600    $    970,340
                                                                        ------------
HEALTHCARE EQUIPMENT & SUPPLIES (1.3%)
    Medtronic, Inc.                                           31,500       1,403,010
                                                                        ------------
INTERNET SOFTWARE & SERVICES (1.0%)
    BEA Systems, Inc.(1)                                      38,500         489,335
    Openwave Systems, Inc.(1)                                115,800         647,322
                                                                        ------------
                                                                           1,136,657
                                                                        ------------
IT CONSULTING & SERVICES (1.0%)
    VeriSign, Inc.(1)                                         45,500       1,079,715
                                                                        ------------
MEDIA (14.1%)
    Adelphia Communications Corp. Class A(5)                  63,700       1,398,215
    AOL Time Warner, Inc.(1)                                  81,408       2,018,918
    Cablevision Systems Corp. Class A(5)                      25,100         901,090
    Clear Channel Communications, Inc.(1)                     42,100       1,962,702
    Comcast Corp. Special Class A(5)                          58,100       1,967,847
    Gemstar-TV Guide International, Inc.(1)                   37,776         690,923
    Insight Communications Co., Inc.(1)                       48,100       1,010,100
    Liberty Media Corp. Class A(1)                           272,000       3,481,600
    Viacom, Inc. Class B(1)                                   33,500       1,559,425
    Young Broadcasting Corp. Class A(1)                       30,000         731,400
                                                                        ------------
                                                                          15,722,220
                                                                        ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (8.4%)
    Agere Systems, Inc. Class A(1)                           199,900         799,600
    Intel Corp.                                              102,500       2,926,375
    Microtune, Inc.(5)                                        71,000         810,110
    Novellus Systems, Inc.(1)                                 28,900       1,230,851
    Texas Instruments, Inc.                                   83,600       2,453,660
    Xilinx, Inc.(5)                                           30,800       1,106,336
                                                                        ------------
                                                                           9,326,932
                                                                        ------------
SOFTWARE (10.4%)
    Adobe Systems, Inc.                                       71,800       2,612,084
    Electronic Arts, Inc.(1)                                  31,000       1,668,420
    Microsoft Corp.(1)                                        55,500       3,237,870
    Network Associates, Inc.(1)                               58,000       1,375,760
    Oracle Corp.(1)                                           86,300       1,434,306
    VERITAS Software Corp.(1)                                 37,700       1,337,973
                                                                        ------------
                                                                          11,666,413
                                                                        ------------

                 See Accompanying Notes to Financial Statements.

                                       12

                                                          NUMBER OF
                                                            SHARES          VALUE
                                                         -----------    ------------
WIRELESS TELECOMMUNICATIONS SERVICES (2.6%)
    AT&T Wireless Services, Inc.(1)                          152,936    $  1,543,124
    United States Cellular Corp.(1)                           15,000         582,000
    Western Wireless Corp. Class A(1)                         93,100         756,903
                                                                        ------------
                                                                           2,882,027
                                                                        ------------
TOTAL UNITED STATES                                                       65,529,735
                                                                        ------------
TOTAL COMMON STOCKS (Cost $141,737,005)                                  107,109,494
                                                                        ------------
RIGHTS/WARRANTS (0.0%)
THAILAND (0.0%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.0%)
    Telecomasia Corp. Public Co., Ltd. Rts.,
     strike $0.31 expires March 2008(1)                    1,599,978               0
                                                                        ------------
UNITED KINGDOM (0.0%)
SOFTWARE (0.0%)
    Insignia Solutions, Inc. Wts., strike $6.00
     expires November 2003(1)                                137,700               0
                                                                        ------------
TOTAL RIGHTS/WARRANTS (Cost $0)                                                    0
                                                                        ------------
                                                              PAR
                                                             (000)
                                                             -----
SHORT-TERM INVESTMENT (3.8%)
    State Street Bank & Trust Co.
     Euro Time Deposit 1.625% 3/01/02
     (Cost $4,273,000)                                     $   4,273       4,273,000
                                                                        ------------
TOTAL INVESTMENTS AT VALUE (99.7%) (Cost $146,010,005)(6)                111,382,494

OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)                                 353,087
                                                                        ------------
NET ASSETS (100.0%)                                                     $111,735,581
                                                                        ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
------------------------------------------------------------------------------------

(1)  Non-income producing security.
(2)  Illiquid security.
(3)  Company filed for bankruptcy 4/23/01.
(4)  Fair value determined by management.
(5)  Security or portion thereof is out on loan.
(6)  Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS
February 28, 2002 (Unaudited)

                                                          NUMBER OF
                                                            SHARES          VALUE
                                                         -----------    ------------
COMMON STOCKS (99.2%)
CANADA (1.1%)
PHARMACEUTICALS (1.1%)
    Biovail Corp. ADR(1)                                      18,400    $    874,000
                                                                        ------------
TOTAL CANADA                                                                 874,000
                                                                        ------------
ISRAEL (0.7%)
PHARMACEUTICALS (0.7%)
    Teva Pharmaceutical Industries, Ltd. ADR                   9,600         547,488
                                                                        ------------
TOTAL ISRAEL                                                                 547,488
                                                                        ------------
SWITZERLAND (1.4%)
BIOTECHNOLOGY (1.4%)
    Serono SA(1)                                               1,400       1,057,974
                                                                        ------------
TOTAL SWITZERLAND                                                          1,057,974
                                                                        ------------
UNITED KINGDOM (4.1%)
PHARMACEUTICALS (4.1%)
    AstraZeneca PLC                                           18,900         963,522
    Galen Holding PLC                                         21,500         871,610
    Shire Pharmaceuticals Group PLC(1)                        55,100       1,310,278
                                                                        ------------
TOTAL UNITED KINGDOM                                                       3,145,410
                                                                        ------------
UNITED STATES (91.9%)
BIOTECHNOLOGY (33.1%)
    Affymetrix, Inc.(1)                                      116,700       2,870,820
    Applera Corp-Celera Genomics Group(1)                     72,600       1,466,520
    Cubist Pharmaceuticals, Inc.(1)                           48,500         683,365
    Enzon, Inc.(1)                                            12,700         557,530
    Genentech, Inc.(1)                                        33,700       1,590,640
    Genzyme Corp.(1)                                          26,300       1,167,194
    Gilead Sciences, Inc.(1)                                  14,600       1,028,716
    IDEC Pharmaceuticals Corp.(1)                             79,700       5,006,754
    ImmunoGen, Inc.(1)                                        33,900         386,121
    Invitrogen Corp.(1)                                       48,700       2,222,668
    Medarex, Inc.(1)                                          59,400         898,722
    Medimmune, Inc.(1)                                        93,200       3,842,636
    Millennium Pharmaceuticals, Inc.(1)                       18,000         338,040
    Sepracor, Inc.(1)                                         56,900       2,447,838
    XOMA, Ltd.(1)                                            139,800       1,123,992
                                                                        ------------
                                                                          25,631,556
                                                                        ------------
COMMERCIAL SERVICES & SUPPLIES (0.4%)
    AMN Healthcare Services, Inc.(1)                          12,200         320,250
                                                                        ------------
DIVERSIFIED FINANCIALS (3.4%)
    Express Scripts, Inc. Class A(1)                          50,600       2,619,562
                                                                        ------------
ELECTRICAL EQUIPMENT (1.0%)
    Fisher Scientific International, Inc.(1)                  26,700         774,300
                                                                        ------------

                 See Accompanying Notes to Financial Statements.

                                       14

                                                          NUMBER OF
                                                            SHARES          VALUE
                                                         -----------    ------------
HEALTHCARE EQUIPMENT & SUPPLIES (9.8%)
    Alliance Imaging, Inc.(1)                                 70,600    $    813,312
    Andrx Group(1)                                            37,000       1,237,650
    Baxter International, Inc.                                38,300       2,124,884
    Endocare, Inc.(1)                                         76,100       1,147,588
    Medtronic, Inc.                                           34,100       1,518,814
    Therasense, Inc.(1)                                       38,600         771,228
                                                                        ------------
                                                                           7,613,476
                                                                        ------------
HEALTHCARE PROVIDERS & SERVICES (19.0%)
    Aerogen, Inc.(1)                                         168,800         346,040
    AmerisourceBergen Corp.                                   26,600       1,800,820
    Anthem, Inc.(1)                                           30,800       1,789,480
    Community Health Care(1)                                  71,700       1,598,910
    HCA - The Healthcare Co.                                  13,300         541,709
    Health Management Associates, Inc. Class A(1)             54,500         961,925
    Impath, Inc.(1)                                           27,400         951,602
    Laboratory Corp. of America Holdings(1)                   11,100         904,428
    LifePoint Hospitals, Inc.(1)                              50,700       1,664,988
    Omnicare, Inc.                                            35,700         755,055
    Omnicell, Inc.(1)                                         50,100         343,185
    Priority Healthcare Corp. Series B(1)                     31,000         767,250
    Quest Diagnostics, Inc.(1)                                16,300       1,155,833
    Specialty Laboratories, Inc.(1)                           14,000         324,100
    Sunrise Assisted Living, Inc.(1)                          35,500         828,215
                                                                        ------------
                                                                          14,733,540
                                                                        ------------
PHARMACEUTICALS (25.2%)
    Abbott Laboratories                                       19,500       1,102,725
    Abgenix, Inc.(1)                                          22,800         411,540
    Array BioPharma, Inc.(1)                                  54,900         564,372
    Celgene Corp.(1)                                          24,800         647,032
    Collagenex Pharmaceuticals, Inc.(1)                       64,400         640,136
    Dynacare, Inc.(1)                                         90,000       1,305,000
    ICN Pharmaceuticals, Inc.                                 34,500         960,825
    Johnson & Johnson                                         18,512       1,127,380
    King Pharmaceuticals, Inc.(1)                             98,249       3,051,614
    Mylan Laboratories, Inc.                                  88,600       2,691,668
    OSI Pharmaceuticals, Inc.(1)                              17,000         646,850
    Pfizer, Inc.                                              40,825       1,672,192
    Pharmacia Corp.(1)                                        47,397       1,945,647
    Progenics Pharmaceuticals, Inc.(1)                         9,200         120,888
    Scios, Inc.(1)                                            89,100       1,781,109
    SICOR, Inc.(1)                                            29,200         467,200
    Unilab Corp.(1)                                           17,000         359,550
                                                                        ------------
                                                                          19,495,728
                                                                        ------------
TOTAL UNITED STATES                                                       71,188,412
                                                                        ------------
TOTAL COMMON STOCKS (Cost $74,168,521)                                    76,813,284
                                                                        ------------

                 See Accompanying Notes to Financial Statements.

                                       15

                                                               PAR
                                                              (000)        VALUE
                                                             --------   ------------
SHORT-TERM INVESTMENT (0.8%)
    State Street Bank & Trust Co. Euro Time
     Deposit 1.625% 3/01/02
    (Cost $599,000)                                          $   599    $    599,000
                                                                        ------------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $74,767,521(2))                 77,412,284

LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)                                 (13,918)
                                                                        ------------
NET ASSETS (100.0%)                                                     $ 77,398,366
                                                                        ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
------------------------------------------------------------------------------------

(1)  Non-income producing security.
(2)  Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND
SCHEDULE OF INVESTMENTS
February 28, 2002 (Unaudited)

                                                          NUMBER OF
                                                            SHARES          VALUE
                                                         -----------    ------------
COMMON STOCKS (96.9%)
AUSTRALIA (1.3%)
BANKS (1.3%)
    National Australia Bank, Ltd.                              1,280    $     23,645
                                                                        ------------
TOTAL AUSTRALIA                                                               23,645
                                                                        ------------
BELGIUM (2.0%)
BANKS (2.0%)
    Dexia                                                      2,400          35,955
                                                                        ------------
TOTAL BELGIUM                                                                 35,955
                                                                        ------------
BERMUDA (5.0%)
INSURANCE (5.0%)
    IPC Holdings, Ltd.                                         1,500          46,665
    RenaissanceRe Holdings, Ltd. ADR                             400          43,332
                                                                        ------------
TOTAL BERMUDA                                                                 89,997
                                                                        ------------
CANADA (2.3%)
BANKS (2.3%)
    Royal Bank of Canada                                       1,300          41,087
                                                                        ------------
TOTAL CANADA                                                                  41,087
                                                                        ------------
FRANCE (6.3%)
BANKS (6.3%)
    BNP Paribas SA                                             1,612          78,153
    Credit Agricole SA(1)                                      2,113          34,635
                                                                        ------------
TOTAL FRANCE                                                                 112,788
                                                                        ------------
IRELAND (3.2%)
BANKS (3.2%)
    Allied Irish Banks PLC                                     5,102          56,929
                                                                        ------------
TOTAL IRELAND                                                                 56,929
                                                                        ------------
ITALY (1.1%)
INSURANCE (1.1%)
    Riunione Adriatica di Sicurta SpA                          1,618          18,894
                                                                        ------------
TOTAL ITALY                                                                   18,894
                                                                        ------------
JAPAN (2.3%)
BANKS (2.3%)
    Sumitomo Mitsui Banking Corp.                             11,000          40,770
                                                                        ------------
TOTAL JAPAN                                                                   40,770
                                                                        ------------
NETHERLANDS (2.1%)
BANKS (2.1%)
    ABN AMRO Holding NV                                        2,144          37,331
                                                                        ------------
TOTAL NETHERLANDS                                                             37,331
                                                                        ------------
SPAIN (3.1%)
BANKS (3.1%)
    Banco Santander Central Hispano SA                         6,900          55,028
                                                                        ------------
TOTAL SPAIN                                                                   55,028
                                                                        ------------

                 See Accompanying Notes to Financial Statements.

                                       17

                                                          NUMBER OF
                                                            SHARES          VALUE
                                                         -----------    ------------
SWITZERLAND (4.1%)
BANKS (4.1%)
    UBS AG                                                     1,578    $     73,003
                                                                        ------------
TOTAL SWITZERLAND                                        `                    73,003
                                                                        ------------
UNITED KINGDOM (3.8%)
BANKS (3.8%)
    Abbey National PLC                                         2,367          31,906
    Royal Bank of Scotland Group PLC                           1,496          36,648
                                                                        ------------
TOTAL UNITED KINGDOM                                                          68,554
                                                                        ------------
UNITED STATES (60.3%)
BANKS (15.7%)
    Bank of America Corp.                                      1,300          83,135
    FleetBoston Financial Corp.                                1,300          43,394
    J.P. Morgan Chase & Co.                                    2,000          58,500
    Wells Fargo & Co.                                          2,050          96,145
                                                                        ------------
                                                                             281,174
                                                                        ------------
DIVERSIFIED FINANCIALS (19.8%)
    Citigroup, Inc.                                            3,100         140,275
    Freddie Mac                                                1,200          76,488
    Household International, Inc.                              1,150          59,225
    Lehman Brothers Holdings, Inc.                             1,400          79,100
                                                                        ------------
                                                                             355,088
                                                                        ------------
INDUSTRIAL CONGLOMERATES (4.7%)
    General Electric Co.                                       2,200          84,700
                                                                        ------------
INSURANCE (20.1%)
    AFLAC, Inc.                                                2,800          71,960
    American International Group, Inc.                         1,100          81,367
    Lincoln National Corp.                                       900          46,089
    MBIA, Inc.                                                 1,400          81,830
    St. Paul Co., Inc.                                         1,600          78,240
                                                                        ------------
                                                                             359,486
                                                                        ------------
TOTAL UNITED STATES                                                        1,080,448
                                                                        ------------
TOTAL COMMON STOCKS (Cost $1,760,869)                                      1,734,429
                                                                        ------------
TOTAL INVESTMENTS AT VALUE (96.9%) (Cost $1,760,869(2))                    1,734,429

OTHER ASSETS IN EXCESS OF LIABILITIES (3.1%)                                  56,329
                                                                        ------------
NET ASSETS (100.0%)                                                     $  1,790,758
                                                                        ============
------------------------------------------------------------------------------------

(1)  Non-income producing security.
(2)  Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2002 (Unaudited)

                                                              GLOBAL           GLOBAL HEALTH   GLOBAL FINANCIAL
                                                          TECHNOLOGY FUND      SCIENCES FUND     SERVICES FUND
                                                          ---------------      -------------   ----------------
ASSETS
    Investments at value (Cost $146,010,005,
     $74,767,521 and $1,760,869, respectively)              $ 111,382,494       $ 77,412,284       $  1,734,429
    Cash                                                           30,501                824             48,443
    Collateral received for securities loaned                  15,408,246                 --                 --
    Receivable for investments sold                             4,427,070                 --                 --
    Dividend, interest and reclaim receivable                      81,137             28,052              4,752
    Receivable for fund shares sold                                    --             11,984                 --
    Receivable from investment adviser                                 --                 --             10,654
    Prepaid expenses and other assets                              58,222             44,721             37,142
                                                            -------------       ------------       ------------
      Total Assets                                            131,387,670         77,497,865          1,835,420
                                                            -------------       ------------       ------------
LIABILITIES
    Advisory fee payable                                           45,342             34,452                 --
    Administrative services fee payable                            13,555             12,093              2,297
    Directors fee payable                                             323                 --                407
    Payable upon return of securities loaned                   15,408,246                 --                 --
    Payable for investments purchased                           3,972,706                 --             34,008
    Distribution fee payable                                       22,076             15,473                338
    Other accrued expenses payable                                189,841             37,481              7,612
                                                            -------------       ------------       ------------
      Total Liabilities                                        19,652,089             99,499             44,662
                                                            -------------       ------------       ------------
NET ASSETS
    Capital stock, $0.001 par value                                 4,284              4,527                218
    Paid-in capital                                           325,359,979         75,852,176          2,174,449
    Accumulated undistributed net investment
     income (loss)                                               (788,734)          (585,801)                 3
    Accumulated net realized loss from
     investments and foreign currency transactions           (178,212,494)          (517,325)          (357,624)
    Net unrealized appreciation (depreciation)
     from investments and foreign currency translations       (34,627,454)         2,644,789            (26,288)
                                                            -------------       ------------       ------------
      Net Assets                                            $ 111,735,581       $ 77,398,366       $  1,790,758
                                                            =============       ============       ============
COMMON SHARES
    Net assets                                              $ 111,734,565       $ 77,397,374       $  1,785,781
    Shares outstanding                                          4,284,434          4,526,604            217,565
                                                            -------------       ------------       ------------
    Net asset value, offering price and redemption
     price per share                                        $       26.08       $      17.10       $       8.21
                                                            =============       ============       ============
A SHARES
    Net assets                                              $       1,016       $        992       $      4,977
    Shares outstanding                                                 39                 58                605
                                                            -------------       ------------       ------------
    Net asset value and redemption price per share          $       26.07       $      17.10       $       8.22
                                                            =============       ============       ============
    Maximum offering price per share
     (net asset value/(1-5.75%))                            $       27.66       $      18.14       $       8.72
                                                            =============       ============       ============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended February 28, 2002 (Unaudited)

                                                                GLOBAL          GLOBAL HEALTH   GLOBAL FINANCIAL
                                                            TECHNOLOGY FUND     SCIENCES FUND     SERVICES FUND
                                                            ---------------     -------------   ----------------
INVESTMENT INCOME
    Dividends                                               $     355,110       $    124,853     $     13,575
    Securities lending                                             62,963                 --               --
    Interest                                                       55,430             31,655              131
    Foreign taxes withheld                                        (12,897)              (225)            (218)
                                                            -------------       ------------     ------------
    Total investment income                                       460,606            156,283           13,488
                                                            -------------       ------------     ------------
EXPENSES
    Investment advisory fees                                      649,594            466,675            8,091
    Administrative services fees                                   88,936             85,299            2,612
    Shareholder servicing/Distribution fees                       162,399            116,669            2,247
    Transfer agent fees                                           259,453            124,152            1,625
    Printing fees                                                  73,404             23,929           20,331
    Legal fees                                                     28,788             11,193           13,327
    Registration fees                                              27,107             21,040           28,430
    Custodian fees                                                 24,111              5,188            6,891
    Audit fees                                                      8,278              8,167            6,188
    Directors fees                                                  6,597              6,192            6,587
    Insurance expense                                               4,076              1,773                8
    Interest expense                                                  864              3,006               --
    Offering/Organizational costs                                      --                 --            4,750
    Miscellaneous expense                                           5,817              5,564            1,319
                                                            -------------       ------------     ------------
      Total expenses                                            1,339,424            878,847          102,406
    Less: fees waived, expenses reimbursed
     and transfer agent offsets                                  (267,594)          (136,834)         (88,921)
                                                            -------------       ------------     ------------
    Net expenses                                                1,071,830            742,013           13,485
                                                            -------------       ------------     ------------
       Net investment income (loss)                              (611,224)          (585,730)               3
                                                            -------------       ------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS AND FOREIGN CURRENCY RELATED ITEMS
    Net realized gain (loss) from investments                 (50,192,994)         4,899,177         (226,105)
    Net realized loss from foreign currency transactions          (33,479)                --           (1,971)
    Net change in unrealized appreciation
     (depreciation) from investments                           37,192,114        (12,175,537)         110,700
    Net change in unrealized appreciation
     (depreciation) from foreign currency translations                 57                (21)              30
                                                            -------------       ------------     ------------
    Net realized and unrealized loss from
     investments and foreign currency related items           (13,034,302)        (7,276,381)        (117,346)
                                                            -------------       ------------     ------------
    Net decrease in net assets resulting from operations    $ (13,645,526)      $ (7,862,111)    $   (117,343)
                                                            =============       ============     ============

                 See Accompanying Notes to Financial Statements.

                       This page intentionally left blank

CREDIT SUISSE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    GLOBAL TECHNOLOGY FUND
                                                             -----------------------------------
                                                             FOR THE SIX MONTHS
                                                                   ENDED          FOR THE YEAR
                                                             FEBRUARY 28, 2002       ENDED
                                                                 (UNAUDITED)     AUGUST 31, 2001
                                                             -----------------  ----------------
FROM OPERATIONS
  Net investment income (loss)                               $    (611,224)      $   (2,982,819)
  Net realized gain (loss) from investments and foreign
   currency transactions                                       (50,226,473)        (126,949,006)
  Net change in unrealized appreciation (depreciation)
   from investments and foreign currency translations           37,192,171         (100,916,227)
                                                             -------------       --------------
   Net decrease in net assets resulting from operations        (13,645,526)        (230,848,052)
                                                             -------------       --------------
FROM DISTRIBUTIONS
  Distributions from net realized gains
   Common Class Shares                                                  --          (14,140,026)
                                                             -------------       --------------
   Net decrease in net assets from distributions                        --          (14,140,026)
                                                             -------------       --------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                  20,305,620          167,204,463
  Reinvestment of distributions                                         --           13,397,882
  Net asset value of shares redeemed                           (42,429,567)        (259,564,665)
                                                             -------------       --------------
   Net increase (decrease) in net assets from capital
    share transactions                                         (22,123,947)         (78,962,320)
                                                             -------------       --------------
  Net increase (decrease) in net assets                        (35,769,473)        (323,950,398)

NET ASSETS
  Beginning of period                                          147,505,054          471,455,452
                                                             -------------       --------------
  End of period                                              $ 111,735,581       $  147,505,054
                                                             =============       ==============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                   $    (788,734)      $     (177,510)
                                                             =============       ==============

----------
(1) For the period December 28, 2000 (inception date) through August 31, 2001.


                 See Accompanying Notes to Financial Statements

                                                               GLOBAL HEALTH SCIENCES FUND        GLOBAL FINANCIAL SERVICES FUND
                                                           -----------------------------------  ------------------------------------
                                                           FOR THE SIX MONTHS                   FOR THE SIX MONTHS
                                                                 ENDED          FOR THE YEAR          ENDED          FOR THE YEAR
                                                            FEBRUARY 28, 2002     ENDED         FEBRUARY 28, 2002       ENDED
                                                               (UNAUDITED)     AUGUST 31, 2001     (UNAUDITED)    AUGUST 31, 2001(1)
                                                           ------------------  ---------------  ----------------- ------------------
FROM OPERATIONS
  Net investment income (loss)                               $    (585,730)    $   (1,018,199)    $         3       $       6,252
  Net realized gain (loss) from investments and foreign
   currency transactions                                         4,899,177         (5,343,441)       (228,076)           (137,275)
  Net change in unrealized appreciation (depreciation)
   from investments and foreign currency translations          (12,175,558)       (15,149,569)        110,730            (137,018)
                                                             -------------     --------------     -----------       -------------
   Net decrease in net assets resulting from operations         (7,862,111)       (21,511,209)       (117,343)           (268,041)
                                                             -------------     --------------     -----------       -------------
FROM DISTRIBUTIONS
  Distributions from net realized gains
   Common Class Shares                                                  --         (8,674,426)             --                  --
                                                             -------------     --------------     -----------       -------------
   Net decrease in net assets from distributions                        --         (8,674,426)             --                  --
                                                             -------------     --------------     -----------       -------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                  17,954,340        124,234,896           7,279           2,188,666
  Reinvestment of distributions                                         --          8,505,255              --                  --
  Net asset value of shares redeemed                           (33,794,459)       (92,254,560)        (12,646)             (7,157)
                                                             -------------     --------------     -----------       -------------
   Net increase (decrease) in net assets from capital
    share transactions                                         (15,840,119)        40,485,591          (5,367)          2,181,509
                                                             -------------     --------------     -----------       -------------
  Net increase (decrease) in net assets                        (23,702,230)        10,299,956        (122,710)          1,913,468

NET ASSETS
  Beginning of period                                          101,100,596         90,800,640       1,913,468                  --
                                                             -------------     --------------     -----------       -------------
  End of period                                              $  77,398,366     $  101,100,596     $ 1,790,758       $   1,913,468
                                                             =============     ==============     ===========       =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                   $    (585,801)    $          (71)    $         3       $          --
                                                             =============     ==============     ===========       =============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout the Period)

                                                   FOR THE SIX
                                                  MONTHS ENDED
                                              FEBRUARY 28, 2002(1)
                                                   (UNAUDITED)
                                              --------------------
PER SHARE DATA
  Net asset value, beginning of period              $   29.42
                                                    ---------

INVESTMENT OPERATIONS
  Net investment loss                                   (0.07)
  Net loss on investments and foreign
   currency related items
   (both realized and unrealized)                       (3.28)
                                                    ---------
     Total from investment operations                   (3.35)
                                                    ---------
NET ASSET VALUE, END OF PERIOD                      $   26.07
                                                    =========
     Total return                                      (11.39)%(2)

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)          $       1
    Ratio of expenses to average net assets              1.65%(3),(4)
    Ratio of net investment loss to average
     net assets                                         (1.04)%(3)
    Decrease reflected in above operating expense
     ratios due to waivers/reimbursements                0.35%(3)
  Portfolio turnover rate                                  36%
--------------------------------------------------------------------------------

(1)  For the period November 30, 2001 (inception date) through February 28,
     2002.

(2)  Total return does not consider the effects of sales charges.
     Non-annualized.

(3)  Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's expense ratio.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout Each Period)

                                                  FOR THE SIX
                                                  MONTHS ENDED
                                              FEBRUARY 28, 2002(1)
                                                   (UNAUDITED)
                                              --------------------
PER SHARE DATA
  Net asset value, beginning of period              $   19.76
                                                    ---------

INVESTMENT OPERATIONS
  Net investment loss                                   (0.06)
  Net loss on investments
   and foreign currency related items
   (both realized and unrealized)                       (2.60)
                                                    ---------
     Total from investment operations                   (2.66)
                                                    ---------
  NET ASSET VALUE, END OF PERIOD                    $   17.10
                                                    =========
     Total return                                      (13.46)%(2)

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)          $       1
   Ratio of expenses to average net assets               1.59%(3),(4)
   Ratio of net investment loss to average
    net assets                                          (1.48)%(3)
   Decrease reflected in above operating expense
        ratios due to waivers/reimbursements             0.36%(3)
  Portfolio turnover rate                                  12%
-----------------------------------------------------------------

(1)  For the period November 30, 2001 (inception date) through February 28,
     2002.

(2)  Total return does not consider the effects of sales charges.
     Non-annualized.

(3)  Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's expense ratio.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout Each Period)

                                                  FOR THE SIX
                                                  MONTHS ENDED
                                              FEBRUARY 28, 2002(1)
                                                   (UNAUDITED)
                                              --------------------
PER SHARE DATA
  Net asset value, beginning of period              $    8.45
                                                    ---------
INVESTMENT OPERATIONS
  Net investment income                                  0.01
  Net loss on investments
   and foreign currency related items
   (both realized and unrealized)                       (0.24)
                                                    ---------
     Total from investment operations                   (0.23)
                                                    ---------
  NET ASSET VALUE, END OF PERIOD                    $    8.22
                                                    =========
     Total return                                       (2.72)%(2)

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)          $       5
    Ratio of expenses to average net assets              1.50%(3),(4)
    Ratio of net investment income to average
     net assets                                          0.42%(3)
    Decrease reflected in above operating expense
         ratios due to waivers/reimbursements            8.74%(3)
  Portfolio turnover rate                                  88%
-----------------------------------------------------------------

(1)  For the period November 30, 2001 (inception date) through February 28,
     2002.

(2)  Total return does not consider the effects of sales charges.
     Non-annualized.

(3)  Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's expense ratio.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE FUNDS
NOTES TO FINANCIAL STATEMENTS
February 28, 2002 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Credit Suisse Funds covered in this report are comprised of Credit Suisse Global Technology Fund, Inc. ("Global Technology"), Credit Suisse Global Health Sciences Fund, Inc. ("Global Health Sciences") and Credit Suisse Global Financial Services Fund, Inc. ("Global Financial Services"), (each, a "Fund" and collectively, the "Funds"), which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified open-end management investment companies.

     The Funds changed their legal name during the most recent fiscal year. A comparison of the old name and the new name, which was effective on December 12, 2001, is presented below:

          OLD NAME                                                            NEW NAME
          --------                                                            --------
          Credit Suisse Warburg Pincus Global Telecommunications   Credit Suisse Global Technology
          Credit Suisse Warburg Pincus Global Health Sciences      Credit Suisse Global Health Sciences
          Credit Suisse Warburg Pincus Global Financial Services   Credit Suisse Global Financial Services

     Investment objectives for each Fund are as follows: Global Technology seeks long-term capital appreciation; Global Health Sciences and Global Financial Services seek capital appreciation.

     Global Technology and Global Financial Services are authorized to offer four classes of shares: Common, Institutional, Advisor and Class A, although only Class A shares of Global Financial Services and Common and Class A shares of Global Technology are offered. Global Health Sciences is authorized to issue three classes of shares: Common, Advisor, and Class A, although only Common and Class A shares are being offered. Common shares for each fund bear expenses paid pursuant to a shareholder servicing and distribution agreement at an annual rate equal to .25% of the average daily net asset value of each Fund's outstanding Common shares. Class A shares are sold with a front-end sales charge of up to 5.75% and bear expenses paid pursuant to a plan of distribution at an annual rate of .25% of the average daily net asset value of each applicable Fund's Class A shares. In addition, the Common, and Class A shares bear co-administration fees. Results for Common shares are contained in a separate book.

     During the current fiscal year, the classes offered by the Funds changed as follows: Global Technology closed the Advisor Class effective October 2, 2001. Global Technology and Global Health Sciences began offering Class A shares effective November 30, 2001, and closed the Common Class to new investors effective December 12, 2001. Global Financial Services began offering Class A shares effective November 30, 2001, and closed the Common Class to new investments effective December 12, 2001.

     A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price, and if there is no bid price available, at the most recent ask price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

     B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

     C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principal distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

     E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is each Funds intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     G) SHORT-TERM INVESTMENTS -- The Funds, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank & Trust, the Funds' custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

     H) FORWARD FOREIGN CURRENCY CONTRACTS -- Each Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. Each Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At February 28, 2002, the Funds had no open forward foreign currency contracts.

     I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the AIM Institutional Funds -- Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     The market value of securities on loan to brokers and the value of collateral held by Global Technology with respect to such loans (including the right to draw on letter of credit) at February 28, 2002 is as follows:

           MARKET VALUE OF              VALUE OF
          SECURITIES LOANED       COLLATERAL RECEIVED
          -----------------       -------------------
             $14,823,006              $15,408,246

     Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, is engaged by Global Technology to act as the Fund's securities lending agent. For the six months ended February 28, 2002, Global Technology earned $62,963 from securities lending transactions.

     Pending receipt of an exemption from the Securities and Exchange Commission ("SEC"), CSFB has agreed to charge the fund fees for its securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

     J) OTHER -- The Funds may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates) information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

     The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or capital gains are earned.

     The Funds invest a high percentage of their assets in specific sectors of the market, especially telecommunications, health sciences, and financial services. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the fund's net asset value and will cause its shares to fluctuate more than if the fund did not concentrate its investments in a particular sector. In addition, these funds are sector concentrated and, under normal market conditions, they will invest 80% or more of their assets in a group of related industries within the telecommunications, health sciences and financial services sectors, as applicable, of the market.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     CSAM serves as investment adviser for the Funds. For its investment advisory services, CSAM is entitled to receive the following fees, computed daily and payable monthly on each Fund's average daily net assets:

          FUND                                    ANNUAL RATE
          ----                                    -----------
          Global Technology            1.00% of average daily net assets
          Global Health Sciences       1.00% of average daily net assets
          Global Financial Services    0.90% of average daily net assets

     For the six months ended February 28, 2002, investment advisory fees earned and voluntarily waived, and expenses reimbursed for each of the Funds were as follows:

                                       GROSS                    NET
                                      ADVISORY                ADVISORY      EXPENSE
          FUND                          FEE        WAIVER       FEE      REIMBURSEMENTS
          ----                        --------   ----------   --------   --------------
          Global Technology           $649,594   $ (266,854)  $382,740      $      --
          Global Health Sciences       466,675     (136,562)   330,113             --
          Global Financial Services      8,091       (8,091)        --      $ (80,107)

     Credit Suisse Asset Management Limited ("CSAM Ltd"), an affiliate of CSAM, serves as sub-investment adviser to the Funds. CSAM Ltd.'s sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Fund.

     Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, serve as each Fund's co-administrators. For administrative services, CSAMSI is entitled to receive from each Fund, except Global Technology, a fee calculated at an annual rate of .10% of the Fund's average daily net assets of Common, Advisor and Class A shares. For

Global Technology, CSAMSI is entitled to receive a fee calculated at an annual rate of .05% of the Fund's first $125 million in average daily net assets of Common, Advisor and Class A shares and .10% of average daily net assets of Common, Advisor and Class A shares over $125 million.

     For the six months ended February 28, 2002, administrative services fees earned by CSAMSI were as follows:

          FUND                              CO-ADMINISTRATION FEE
          ----                              ---------------------
          Global Technology                      $ 34,382
          Global Health Sciences                   46,668
          Global Financial Services                   899

     For its administrative services, PFPC is entitled to receive a fee from each Fund, exclusive of out-of-pocket expenses, based on the following fee structure:

          AVERAGE DAILY NET ASSETS        ANNUAL RATE
          ------------------------        -----------
          First $500 million              .08% of average daily net assets
          Next $1 billion                 .07% of average daily net assets
          Over $1.5 billion               .06% of average daily net assets

     For the six months ended February 28, 2002, the administrative services fees earned, and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:

                                            GROSS                        NET
                                      CO-ADMINISTRATION            CO-ADMINISTRATION
          FUND                               FEE          WAIVER         FEE
          ----                        -----------------   ------   -----------------
          Global Technology               $ 54,554         $ --        $ 54,554
          Global Health Sciences            38,631           --          38,631
          Global Financial Services          1,713          719             994

     At its meeting held on February 12, 2002 the Board of Directors adopted a resolution to approve a Co-Administrator Agreement between the Funds and State Street Bank and Trust Company ("SSB") replacing PFPC effective mid 2002.

     In addition to serving as each Fund's co-administrator, CSAMSI currently serves as distributor of each Fund's shares. Pursuant to a distribution plan adopted by each Fund, pursuant to Rule 12b-1 and under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of .25% of the average daily net assets of the Common shares of each Fund. For the Advisor shares, the fee is calculated at an annual rate of .50% of the average daily net assets of the Advisor shares. For Class A shares, the fee is calculated at an annual rate of .25% of the average daily net assets of the Class A shares. For the six months ended February 28, 2002, shareholder services fees earned by CSAMSI were as follows:

                                      SHAREHOLDER SERVICING/
          FUND                          DISTRIBUTION FEE
          ----                        ----------------------
          Global Technology
            Common Class                    $ 162,399

          Global Health Sciences
            Common Class                      116,669

          Global Financial Services
            Common Class                        2,245
            Class A                                 2

     Shareholder services fees earned by CSAMSI for the Class A shares of Global Technology and Global Health Sciences were less than $1.

     Boston Financial Data Services, Inc. ("BFDS") serves as each Fund's transfer and dividend disbursement agent. The Funds have an arrangement with BFDS whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expenses. For the six months ended February 28, 2002, the Funds received credits or reimbursements under this arrangement as follows:

          FUND                           AMOUNT
          ----                          --------
          Global Technology              $ 740
          Global Health Sciences           272
          Global Financial Services          4

     Certain brokers, dealers and financial representatives provide transfer agent related services to the Funds, and receive compensation from CSAM. CSAM is then reimbursed by the Funds. For the six months ended February 28, 2002, the Funds reimbursed CSAM the following amounts, which is included in the Funds' transfer agent expense as follows:

          FUND                           AMOUNT
          ----                         ----------
          Global Technology             $ 123,023
          Global Health Sciences           66,123
          Global Financial Services            --

     For the six months ended February 28, 2002 CSAMSI and its affiliates advised the Funds that it retained the following amounts from commissions earned on the sale of the Funds' shares:

          FUND                             AMOUNT
          ----                            --------
          Global Technology                  $ 8
          Global Health Sciences               8
          Global Financial Services            8

     Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Funds to provide certain financial printing services. For the six months ended February 28, 2002, Merrill was paid by the Funds as follows:

          FUND                              AMOUNT
          ----                            ----------
          Global Technology                $ 80,237
          Global Health Sciences             60,824
          Global Financial Services          30,636

NOTE 3. LINE OF CREDIT

     The Funds, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%. At February 28, 2002, there were no loans outstanding for any of the Funds. During the six months ended February 28, 2002, Global Health Sciences had borrowings under the Credit Facility as follows:

                            WEIGHTED
                            AVERAGE         MAXIMUM
          AVERAGE DAILY     INTEREST       DAILY LOAN
          LOAN BALANCE       RATE %        OUTSTANDING
          -------------    ---------     ---------------
           $ 157,310          1.91%       $ 11,323,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

     For the six months ended February 28, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:

          FUND                           PURCHASES          SALES
          ----                          ------------     ------------
          Global Technology             $ 45,014,344     $ 70,747,815
          Global Health Sciences          36,788,480       42,882,167
          Global Financial Services        1,557,542        1,562,717

     At February 28, 2002, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

                                                                     NET UNREALIZED
                                       UNREALIZED     UNREALIZED      APPRECIATION
          FUND                        APPRECIATION   DEPRECIATION    (DEPRECIATION)
          ----                        ------------   ------------   ---------------
          Global Technology           $  4,398,921   $(39,026,432)   $ (34,627,511)
          Global Health Sciences        13,449,109    (10,804,346)       2,644,763
          Global Financial Services         99,349       (125,789)         (26,440)

NOTE 5. CAPITAL SHARE TRANSACTIONS

     Each class of shares of each Fund is authorized to issue one billion full and fractional shares of capital stock, $.001 par value per share. Transactions in capital shares for each Fund were as follows:

                                                   GLOBAL TECHNOLOGY FUND
                                -----------------------------------------------------------
                                                         COMMON CLASS
                                -----------------------------------------------------------
                                  FOR THE SIX MONTHS ENDED          FOR THE YEAR ENDED
                                FEBRUARY 28, 2002 (UNAUDITED)         AUGUST 31, 2001
                                -----------------------------------------------------------
                                  SHARES            VALUE         SHARES          VALUE
                                ----------      -------------   ----------   --------------
Shares sold                        749,118      $  20,304,479    3,622,260   $  167,203,463
Shares issued in reinvestment
  of distributions                      --                 --      287,508       13,397,882
Shares redeemed                 (1,531,831)       (42,428,924)  (5,664,109)    (259,564,665)
                                ----------      -------------   ----------   --------------
Net decrease                      (782,713)     $ (22,124,445)  (1,754,341)  $  (78,963,320)
                                ==========      =============   ==========   ==============

                                                 GLOBAL TECHNOLOGY FUND
                                -----------------------------------------------------------
                                                       ADVISOR CLASS
                                -----------------------------------------------------------
                                  FOR THE SIX MONTHS ENDED            FOR THE YEAR ENDED
                                FEBRUARY 28, 2002 (UNAUDITED)           AUGUST 31, 2001
                                -----------------------------------------------------------
                                  SHARES            VALUE         SHARES         VALUE
                                ----------      -------------   -----------  ---------------
Shares sold                             --      $          --           25   $        1,000
Shares redeemed                        (25)              (643)          --               --
                                ----------      -------------   -----------  ---------------
Net increase (decrease)                (25)     $        (643)          25   $        1,000
                                ==========      =============   ===========  ===============

                                    GLOBAL TECHNOLOGY FUND
                                --------------------------------
                                        CLASS A SHARES
                                --------------------------------
                                    FOR THE SIX MONTHS ENDED
                                FEBRUARY 28, 2002(1) (UNAUDITED)
                                --------------------------------
                                  SHARES              VALUE
                                -----------         ---------
Shares sold                             39          $   1,141
                                -----------         ---------
Net increase                            39          $   1,141
                                ===========         =========

                                       35

                                                 GLOBAL HEALTH SCIENCES FUND
                                -----------------------------------------------------------
                                                        COMMON CLASS
                                -----------------------------------------------------------
                                   FOR THE SIX MONTHS ENDED         FOR THE YEAR ENDED
                                FEBRUARY 28, 2002 (UNAUDITED)         AUGUST 31, 2001
                                -----------------------------------------------------------
                                  SHARES            VALUE         SHARES          VALUE
                                ----------      -------------   ----------   --------------
Shares sold                        957,713      $  17,953,199    6,046,881   $  124,234,896
Shares issued in reinvestment
  of distributions                      --                 --      385,551        8,505,255
Shares redeemed                 (1,795,394)       (33,794,459)  (4,860,142)     (92,254,560)
                                ----------      -------------   ----------   --------------
Net increase (decrease)           (837,681)     $ (15,841,260)   1,572,290   $   40,485,591
                                ==========      =============   ==========   ==============

                                   GLOBAL HEALTH SCIENCES FUND
                                --------------------------------
                                            CLASS A
                                --------------------------------
                                   FOR THE SIX MONTHS ENDED
                                FEBRUARY 28, 2002(1) (UNAUDITED)
                                --------------------------------
                                  SHARES              VALUE
                                -----------        ----------
Shares sold                             58         $    1,141
                                -----------        ----------
Net increase                            58         $    1,141
                                ===========        ==========

                                              GLOBAL FINANCIAL SERVICES FUND
                                -----------------------------------------------------------
                                                        COMMON CLASS
                                -----------------------------------------------------------
                                  FOR THE SIX MONTHS ENDED          FOR THE YEAR ENDED
                                FEBRUARY 28, 2002 (UNAUDITED)         AUGUST 31, 2001
                                -----------------------------------------------------------
                                  SHARES            VALUE         SHARES          VALUE
                                ----------      -------------   ----------   --------------
Shares sold                            254      $       2,140      219,718   $    2,188,666
Shares redeemed                     (1,595)           (12,646)        (812)          (7,157)
                                ----------      -------------   ----------   --------------
Net increase (decrease)             (1,341)     $     (10,506)     218,906   $    2,181,509
                                ==========      =============   ==========   ==============

                                 GLOBAL FINANCIAL SERVICES FUND
                                ---------------------------------
                                            CLASS A
                                ---------------------------------
                                   FOR THE SIX MONTHS ENDED
                                FEBRUARY 28, 2002(1) (UNAUDITED)
                                ---------------------------------
                                   SHARES             VALUE
                                ----------           -------
Shares sold                            605           $ 5,139
                                ----------           -------
Net increase                           605           $ 5,139
                                ==========           =======

----------
(1)  For the period November 30, 2001 (inception date) through February 28,
     2002.

     On February 28, 2002, the number of shareholders that held 5% or more of the outstanding shares of each class of the Funds were as follows:

                                        NUMBER OF           APPROZIMATE PERCENTAGE
                                      SHAREHOLDERS           OF OUTSTANDING SHARES
                                      ------------          ----------------------
          Global Technology
            Class A                        1                       87.25%
          Global Health Sciences
            Class A                        1                       87.27%
          Global Financial Services
            Common Class                   1                       96.52%
            Class A                        2                       97.22%

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